                          AGREEMENT

     AGREEMENT, dated as of May 6, 1994 between AlliedSignal
Inc., a Delaware corporation (the "Corporation"), and
Lawrence A. Bossidy (the "Executive").

     WHEREAS, the Corporation and Executive are parties to an Agreement dated as of December 19, 1991 (the "December
1991 Agreement") under which Executive has served the Corporation in the capacities of Chairman of the Board of Directors and Chief Executive Officer;

     WHEREAS, the December 1991 Agreement was modified by letter agreement dated August 12, 1992;

     WHEREAS, the Corporation desires to extend Executive's term of employment through April 1, 2000, the first day of the month immediately following Executive's attainment of age 65, and to provide an incentive for Executive to remain with the Corporation through retirement and achieve extraordinary operating results for the benefit of the Corporation and its shareowners; and

  WHEREAS, Executive has committed that he will remain with the Corporation through retirement;

     NOW, THEREFORE, in consideration of the execution and delivery of these presents, the mutual promises contained herein and other good and valuable consideration, the parties hereto hereby agree that the December 1991 Agreement as amended is further amended and restated to read in its entirety as follows:

Section 1.     Term and Capacity of Employment
     (a) The Corporation and Executive agree that Executive shall be employed by the Corporation from the date of this Agreement through April 1, 2000 under the terms set forth in this Agreement. Executive, for so long as he is elected a member of and Chairman of the Board of Directors of the Corporation, shall perform the duties of that office. Executive also shall continue as the Chief Executive Officer of the Corporation and shall serve in that capacity through the term of this Agreement at the pleasure of the Board of Directors of the Corporation.
     (b) During the term of his employment under this Agreement, Executive shall have the powers, responsibilities and authorities of Chief Executive Officer and Chairman of the Board of Directors of the Corporation as established by custom and practice on the date first set forth herein.
     (c) During the term of his employment under this Agreement, Executive shall during reasonable business hours perform his duties hereunder (reasonable sick leave and vacations excepted) and shall not during such term, without the consent of the Board of Directors, engage, directly or indirectly, in any other business for compensation or profit except that he may, with the approval of the Board of Directors of the Corporation, serve as a director of any other corporation which, on the advice of counsel for the Corporation, is not considered to be in competition with the Corporation for purposes of the antitrust laws, and he may receive compensation therefor.

Section 2.     Compensation
     (a) As compensation for Executive's services under this Agreement, the Corporation shall, commencing on June 1, 1994, pay Executive a salary at the rate of $2,000,000 per year, payable in equal monthly installments. Executive's salary for the month of May 1994 shall be at the rate set by the Board of Directors of the Corporation in October, 1992.

     (b) As further compensation, Executive shall be eligible for awards under the AlliedSignal Inc. Incentive Compensation Plan for Executive Employees (the "Incentive Plan") (with a target bonus opportunity of at least 80 percent of salary) and any plan which is a successor to that plan. Executive's annual incentive bonus on account of service in calendar year 1994, in the event that the Corporation meets its financial targets for the year, shall be no less than $1,850,000.
     (c) As further compensation, Executive shall receive as of May 6, 1994 the following awards under the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates (the "Stock Plan"):
          (i) an award of 1,500,000 Stock Options with the terms set forth in Exhibit A hereto; and
          (ii) awards of 250,000, 50,000, and 75,000 Units
with the restrictions and conditions set forth, respectively, in Exhibits B through D hereto.

Section 3.     Life Insurance and Long-Term Disability
               Benefits
     The Corporation shall provide life insurance coverage for the benefit of Executive as set forth in Appendix E hereto. The Corporation shall also provide
Executive with long-term disability benefits as set forth in Appendix F hereto.

Section 4.     Retirement Benefits
     (a) Upon termination of Executive's employment with the Corporation for any reason other than death, the Corporation shall pay to Executive a benefit equal to (i) an annuity for Executive's lifetime consisting of annual payments, each equal to 60 percent of Executive's final average compensation, reduced by the sum of the amounts of the comparable annuity payable under the Corporation's Salaried Employees' Pension Plan and Supplemental Retirement Plan for Executives and Key Executives ("Supplemental Retirement Plan") and the comparable annuity payable under the pension plans of Executive's predecessor employer determined in accordance with the provisions of paragraph
(c) of this Section 4 and (ii) upon Executive's death, an annuity payable to his surviving spouse for her lifetime equal to 50 percent of the annuity payable for Executive's lifetime. The benefit payable under this paragraph (a) shall be reduced by three percentage points for each full year or a pro rata portion thereof on account of any period of less than a full year that termination of Executive's employment precedes Executive's sixty-second birthday.
     (b) In the event Executive's employment with the Corporation is terminated by reason of death, the Corporation will pay a benefit equal to an annuity for the lifetime of his spouse, if she shall survive, equal to 50 percent of the monthly payments that would have been payable pursuant to paragraph (a)(i) of this Section 4 (without taking into account the reductions provided therein) for Executive's lifetime if his employment had terminated at or after age 62. The benefit payable under this paragraph shall be reduced by the sum of (i) the Survivor Benefit payable under the Corporation's Executive Benefit Program, and (ii) the Preretirement Survivor's Benefit payable under the Salaried Employees' Pension Plan and Supplemental Retirement Plan and (iii) any comparable benefit payable under the supplementary pension plan of Executive's predecessor employer (net after offsetting payments under the qualified pension plan and the excess benefit plan of such employer). Any reductions provided under the preceding sentence shall be determined on a comparable annuity basis. The benefit determined under this paragraph (b) shall be paid to Executive's surviving spouse, except to the extent he has made a beneficiary designation to the contrary under paragraph (d) of this Section 4.
  (c) The amount of the benefits payable from the pension plans of Executive's predecessor employer comprising the reduction described in paragraph (a)(i) of this Section 4 shall be determined as of the date Executive's employment with the Corporation terminates and shall be equal to the amount of the comparable annuity values of any periodic payments he is then receiving or may become eligible to receive and the comparable annuity value of any lump-sum payment previously received under the qualified pension plan, excess benefit plan and supplementary plan of such predecessor employer. With respect to any such benefits which are not then in payment status it shall be assumed for purposes of this determination that Executive has elected to receive such benefits in the form of a comparable annuity coincidental with termination of employment or the earliest possible date thereafter. Provided, however, that in the circumstances where Executive's employment with the Corporation terminates on or after his sixty-second birthday or Executive's employment is terminated by reason of death, or Executive is disabled or is the subject of an Involuntary Termination (as defined in Section 5 of this Agreement) while employed by the Corporation, the amount of the benefit subject to determination under this paragraph (c) of Section 4 shall be limited to the comparable annuity payable under the supplementary pension plan of Executive's predecessor employer (net after offsetting payments under the qualified pension plan and the excess benefit plan of such employer).
     (d) Executive at any time prior to termination of his employment with the Corporation (i) may elect to have any benefit payable under paragraph (a) or (b) of this Section 4 paid in the form of a lump-sum payment and (ii) may designate a beneficiary other than his surviving spouse to receive any benefit payable under paragraph (b) of this
Section 4. The elections provided by (i) and (ii) may be made at the same time or different times. The amount of such lump-sum payment shall be equal to the present value of the benefit determined to be payable to, or on behalf of, Executive under paragraph (a) or (b) of this Section 4 as of the date Executive's employment is terminated. For purposes of this paragraph (d), "present value" shall be determined by application of the interest rate and mortality assumptions utilized under the Corporation's Supplemental Retirement Plan. Any election by Executive under this paragraph (d) may be revoked any time prior to termination of his employment and a new election may be made at that time or any time thereafter prior to such termination. A designation or change of beneficiary under this paragraph
(d) must be in writing on forms authorized by the Corporation, must be executed by the Executive and will not be effective until filed with the Corporation.
     (e)  Any benefit which becomes payable pursuant to this
Section 4, shall be paid by the Corporation (i) in the case of a benefit determined pursuant to paragraph (a) or paragraph (b) of this Section 4, commencing on a date, and
(ii) in the case of a lump-sum benefit described in paragraph (d) of this Section 4, on a date, which is not later than the first day of the month immediately following the month in which Executive's employment with the Corporation terminates.
     (f) Solely for the purposes of this Section 4 and for no other purpose: "employment" or "while in the employ" of the Corporation shall include any period during which severance payments are payable under the Corporation's Severance Plan for Senior Executives (the "Severance Plan") or disability payments are payable under the arrangements described in Appendix F of this Agreement; references to employment being "terminated" refer to termination whether voluntary or involuntary on the part of Executive or at the request of the Corporation; "comparable annuity" means an annuity payable for the joint lifetimes of Executive and his spouse, with a benefit payable to Executive's surviving spouse for the period following his death which is equal to one-half of the benefit payable for Executive's lifetime; "total compensation" means salary, short term incentive compensation awards (which in the case of short term incentive compensation paid on account of service in 1991 shall be deemed to equal the greater of $800,000 or the amount of short term incentive compensation actually paid to him by the Corporation on account of service in 1991), any additional payments in respect of incentive compensation, and annual severance payments pursuant to the Severance

Plan, but excluding in all circumstances any incentive compensation payments attributable to long-term awards; and "final average compensation" means the average of Executive's highest three calendar years' total compensation, provided that if Executive does not receive compensation from the Corporation for at least three calendar years, then "final average compensation" shall be the sum of the total compensation received by Executive in respect of the period he is employed by the Corporation divided by three; except that if prior to December 31, 1994 Executive's employment terminates due to death or Involuntary Termination (as such term is defined in the Severance Plan as modified in Executive's case by Section 5 of this Agreement) the average of Executive's highest three calendar years' of total compensation shall be deemed to be equal to the greater of $1,800,000 or the average of the total compensation received by him for the full calendar years he is employed by the Corporation. The foregoing definitions shall not apply for purposes of computing the annual benefit payable to Executive under the Corporation's Salaried Executives' Pension Plan; such computation shall be made in accordance with the Corporation's usual policies.

Section 5.     Early Termination
     In the event of the termination of Executive's employment, the consequences of such termination shall be determined in accordance with the Severance Plan, which is incorporated by reference in this Agreement, with the additions and modifications in respect of the Executive as set forth below. "Severance Period" for purposes of the Severance Plan shall, in Executive's case, be thirty-six months. "Severance Pay Factor" for purposes of the Severance Plan shall, in Executive's case, be equal to the number of months of Executive's Severance Period.
"Involuntary Termination" for purposes of the Severance Plan and this Agreement shall have the meaning set forth in
Section 2.14, or if applicable Section 8.04, of the Severance Plan, as modified by application of the term
"Gross Cause" as defined in this Section 5, and shall, in Executive's case, also mean termination of Executive's employment at the initiative of Executive within six months following (i) any act or failure to act by the Board of Directors of the Corporation which would cause Executive (A) to be removed from the office of Chief Executive Officer or the office of Chairman of the Board of Directors on a date earlier than Executive's sixty-fifth birthday or (B) to not be nominated for election as a director by the shareowners of the Corporation at any meeting of shareowners of the Corporation held for that purpose on a date earlier than Executive's sixty-fifth birthday; (ii) any significant diminution in the powers, responsibilities and authorities described in Section 1(b) of this Agreement; or (iii) the failure of the Corporation to obtain, within 45 days after a merger, consolidation, sale or similar transaction, the written assumption of its obligation to perform this Agreement by any successor. "Gross Cause" for purposes of the Severance Plan and this Agreement shall, in Executive's case mean (i) conviction of a felony; or (ii) willful gross neglect or willful gross misconduct in carrying out
Executive's duties resulting, in either case, in material economic harm to the Corporation, unless Executive believed in good faith that such act or non-act was in the best interests of the Corporation. Notwithstanding the provisions of Sections
4.05 and 10.03 of the Severance Plan, Executive shall not forfeit any benefits unless he is guilty of Gross Cause as defined in this
Section 5.

Section 6.     Participation in Other Benefit Plans and
               Compensation Arrangements
     While employed by the Corporation, Executive shall be entitled to participate in each of the Corporation's plans for the benefit of its salaried employees and in all other compensation arrangements or programs which are or may hereafter be made available to the senior executives of the

Corporation. It is anticipated that Executive will incur expenses necessary to the discharge of his duties hereunder, and the Corporation shall reimburse Executive for those expenses, in accordance with its established policies and such other arrangements as may be approved by the Corporation from time to time.

Section 7.     Resolution of Disputes
     Any disputes arising under or in connection with this Agreement shall, at the election of Executive, be resolved by arbitration, to be held in Manhattan, in accordance with the rules and procedures of the American Arbitration Association. All costs, fees and expenses of any arbitration in connection with this Agreement that results in any decision requiring the Corporation to make a payment to Executive shall be borne by, and be the obligation of, the Corporation.

Section 8.     Survivorship
     The respective rights and obligations of the parties hereunder shall survive any termination of Executive's employment to the extent necessary to effect the intended preservation of such rights and obligations.

Section 9.     Entire Agreement, Governing Law
     (a) This Agreement embodies the entire agreement of the parties hereto, and it may be modified only by an agreement in writing signed by both parties.
     (b) This Agreement shall be interpreted and governed by the laws of the State of New York without reference to principles of conflict of laws.

Section 10.    Undertaking by Corporation in Case of Sale or
               Liquidation of Assets
     The Corporation agrees that, in the event of the sale or liquidation of all or substantially all of the assets of the Corporation, it shall take whatever action it legally can in order to cause the assignee or transferee of such assets expressly to assume the liabilities, obligations and duties of the Corporation hereunder.

     IN WITNESS WHEREOF, AlliedSignal Inc. has caused this
Agreement to be signed in its corporate name by one of its directors and its corporate seal to be hereunto affixed and to be attested by its General Counsel, and Lawrence A.
Bossidy has hereunto set his hand, all as of the day and year first above written.


[Corporate Seal]                AlliedSignal Inc.





Attest:

/s/ Peter M. Kreindler          By:  /s/ Delbert C. Staley
- ----------------------          --------------------------
General Counsel                 Delbert C. Staley,
                                Director and Chairman
                                of the Management
                                Development and
                                Compensation Committee


                                /s/ L. A. Bossidy
                                -------------------
                                Lawrence A. Bossidy

            APPENDIX A TO EMPLOYMENT AGREEMENT OF
                     LAWRENCE A. BOSSIDY

                1993 Stock Plan for Employees
           of AlliedSignal Inc. and its Affiliates

                      OPTION AGREEMENT
          (With Limited Stock Appreciation Rights)


     OPTION AGREEMENT made in Morris Township, New Jersey, as of the 6th day of May 1994 between AlliedSignal Inc., a Delaware corporation (the "Corporation") and Lawrence A.
Bossidy, a regular full-time employee of the Corporation
(the "Executive").

     1. The Corporation has this day granted to the Executive the option (the "Option") to purchase all or any part of an aggregate of 1,500,000 shares of its common stock (the "Common Stock") and limited stock appreciation rights (the "Limited Rights") with respect to all such shares under the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates (the "Stock Plan"), subject to the provisions of this Agreement. The Executive hereby accepts the grant and agrees to be bound by the terms and conditions of this Agreement with respect thereto.

    2. The purchase price of the shares of Common Stock covered by the Option shall be $34.38 per share.

     3. The term of the Option and the Limited Rights shall be for a period of ten years from the date hereof, subject to earlier termination or cancellation as provided in the Stock Plan or this Agreement.

     4. The Option is a non-qualified Option for federal income tax purposes.

     5. The Option shall become exercisable as to 100% of the covered shares at the earliest of the Executive's attainment of age 65, the Executive's death or total disability (as defined in the Stock Plan) or on April 1st of the calendar year immediately following the occurrence of a Qualifying Event. For purposes of this Agreement "Qualifying Event" shall mean a series of three consecutive calendar years beginning after 1993, as to each of which the Corporation has reported an annual rate of growth in Consolidated Earnings Per Share equal to or greater than 15% over the prior year's Consolidated Earnings Per Share. For purposes of this Agreement "Consolidated Earnings Per Share" for a calendar year shall mean consolidated net income for that year as shown on the consolidated statement of income for the Corporation, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment(other than provisions for operating losses or income during the phase-out period), unusual or infrequently occurring events or transactions and the cumulative effects of changes in accounting principles, all as determined in accordance with generally accepted accounting principles; divided by the weighted average number of outstanding shares of Common Stock for the calendar year. Prior thereto, the Option shall become exercisable in cumulative installments as follows: to the extent of 10% of the number of shares specified in paragraph 1 of this Agreement on each of May 6, 1995, May 6, 1996, May 6, 1997, May 6, 1998 and May 6, 1999.

     6. Exercise of the Option is subject to the conditions that to the extent required at the time of exercise
(a) the shares of Common Stock covered by the Option shall be duly listed, upon official notice of issuance, upon the New York
Stock Exchange and (b) a Registration Statement under the
Securities Act of 1933 with respect to such shares shall be effective.

     7. The Option and the Limited Rights shall not be transferable by the Executive otherwise than by will, the laws of descent and distribution, or by transfer to a member or members of the Executive's immediate family as provided in paragraph 14 of the Plan, and the Option may be exercised during the lifetime of the Executive only by the Executive, by the Executive's guardian or legal representative or by an immediate family member transferee.

     8.   If and to the extent that the Option is
exercisable, upon the occurrence of an acceleration date
(as defined in the Stock Plan) the Limited Rights shall entitle the Executive to receive a cash payment as described in the Stock Plan. The Option shall cease to be exercisable to the extent of the number of shares of Common Stock with respect to which the Executive receives such cash payment.

     9. Nothing in this Agreement or the Stock Plan shall confer upon the Executive any right to continue in the employ of the Corporation, any of its subsidiaries or any parent or interfere in any way with the right of the Corporation, any such subsidiary or parent to terminate such employment at any time.

     10. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation, at 101 Columbia Road, Morristown, New Jersey 07962, attention of the Director-Compensation, Shared Services Department, who will also have forms available for any such exercise.

     11. The Corporation shall have the right, prior to the payment of cash in connection with the Limited Rights or the issuance of any shares or the payment of cash in connection with the exercise of the Option, to withhold or require payment by the Executive of any amounts necessary to satisfy applicable tax requirements.

     12. Except as otherwise provided in this Agreement, the exercise of the Option and the receipt of any cash payment as the holder of Limited Rights are subject to the provisions of the Stock Plan, as the Stock Plan may be amended from time to time, and any rules and regulations which may be prescribed thereunder, provided that, unless otherwise required by law, no amendment may, without the consent of the Executive, adversely affect the rights of the Executive under this Agreement. A copy of the Stock Plan, as in effect on the date hereof, and the prospectus, dated December 20, 1993, have been delivered to the Executive, receipt of which is hereby acknowledged by the Executive.

     13. The Corporation and the Executive agree that the validity, performance, interpretation and other incidents of this Agreement shall be governed by the law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its Chairman of the Management Development and Compensation Committee, and the
Executive has duly executed this Agreement, all as of the day and year first above written.


                              AlliedSignal Inc.




/s/ L.A. Bossidy              By:  /s/ Delbert C. Staley
- -------------------                --------------------------
Lawrence A. Bossidy                Delbert C. Staley
                                   Director and
                                   Chairman, Management
                                   Development and
                                   Compensation
                                   Committee

              APPENDIX B TO EMPLOYMENT AGREEMENT OF
                       LAWRENCE A. BOSSIDY

                1993 Stock Plan for Employees of
              AlliedSignal Inc. and its Affiliates

                     RESTRICTED UNIT AGREEMENT



      RESTRICTED UNIT AGREEMENT made in Morris
Township, New Jersey as of the 6th day of May 1994 between AlliedSignal Inc., a Delaware corporation (the "Corporation") and Lawrence A. Bossidy, a regular full-time employee of the Corporation (the "Executive").

     1. The Corporation hereby awards to the Executive 250,000 Restricted Units under the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates (the "Plan"), subject to the provisions of this Agreement. The award shall be effective as of May 6, 1994. The Executive hereby accepts the award and agrees to be bound by the terms and conditions of this Agreement with respect thereto.

     2. The Corporation shall establish and maintain a Restricted Unit account for and on behalf of the Executive and shall record in such account the number of Restricted Units awarded to the Executive. The Executive shall be paid currently an amount equal to the cash dividends paid by the Corporation upon one share of its common stock (the "Common Stock") for each Restricted Unit then credited to the Executive's account ("Dividend Equivalents"). Any Dividend Equivalents not paid currently to the Executive shall be credited to the Executive's account, shall not be subject to forfeiture and may bear interest at a rate and subject to such terms as determined by the Management Development and Compensation Committee (the "Committee"). No shares of Common Stock shall be issued to the Executive at the time the award is made, and the Executive shall not be, nor have any of the rights or privileges of, a shareowner of the Corporation with respect to any Restricted Units recorded in the account.

     3. Unless otherwise provided by law, the Executive shall not have a disposable interest in the Restricted Unit account, and any attempted disposition of the account by the Executive, whether by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary, or involuntary, or by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), shall be null and void and have no effect.

     4. The Executive shall not have any interest in any fund or specific asset of the Corporation by reason of this award or the Restricted Unit account established for the Executive.

     5. The restrictions applicable to the Restricted Units shall lapse on April 1st of the calendar year immediately following the occurrence of a Qualifying Event. For purposes of this Agreement, "Qualifying Event" shall mean a series of three consecutive calendar years beginning after 1993, as to each of which the Corporation has reported an annual rate of growth in Consolidated Earnings Per Share equal to or greater than 15% over the prior year's Consolidated Earnings Per Share. For purposes of this Agreement "Consolidated Earnings Per Share" for a calendar year shall mean consolidated net income for that year as shown on the consolidated statement of income for the

Corporation, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment(other than provisions for operating losses or income during the phase-out period), unusual or infrequently occurring events and transactions and the cumulative effects of changes in accounting principles, all as determined in accordance with generally accepted accounting principles; divided by the weighted average number of outstanding shares of Common Stock for the calendar year. However, all restrictions applicable to the Restricted Units shall lapse or terminate upon the Executive's death, total disability (as defined in the Plan), attainment of age 65 or the occurrence of an acceleration date (as defined in the Plan). Nothing in this Agreement shall limit the discretion of the Committee to shorten or terminate the period during which restrictions shall be applicable to any of the Restricted Units or to waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Units.

     6. Except as otherwise provided in this Agreement, if the Executive does not remain a regular full-time employee of the Corporation, any of its subsidiaries or any parent or any combination thereof until the lapse or termination of the restrictions applicable to the Restricted Units, the Restricted Units with respect to which the restrictions have not lapsed or terminated shall be forfeited and all rights of the Executive with respect to such Restricted Units shall
terminate.   Nothing in this Agreement or the Plan shall
confer upon the Executive any right to continue in the employ of the Corporation, any of its subsidiaries or any parent or interfere in any way with the right of the Corporation, any such subsidiary or parent to terminate such employment at any time.

     7. Except upon the occurrence of an acceleration date and except as otherwise provided in this Agreement, the Corporation shall, as soon as practicable following the lapse or termination of restrictions applicable to any portion of the Restricted Units, deliver to the Executive or the Executive's beneficiary or estate, as the case may be, one share of Common Stock for each Restricted Unit with respect to which the restrictions have lapsed ("vested unit") and cash equal to any Dividend Equivalents credited to the Executive's account with respect to each such vested unit and the interest thereon; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for the vested units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment shall be equal to the mean between the highest and lowest sales prices of the Common Stock as reported on the New York Stock Exchange Composite Tape for the date on which payment is made, or if there are no sales on such date, on the next preceding day on which there were sales.

     8. If the Executive desires that payment of vested units (and any Dividend Equivalents credited to the Executive's account with respect to such vested units and the interest thereon) be made at a date later than that provided in paragraph 7 of this Agreement, the Executive shall, prior to the date on which the restrictions applicable to such units lapse or terminate, make a request in writing to the Committee to have such payment deferred. The Executive shall submit a suggested payment schedule with the request for deferment. The Committee may, in its sole discretion, determine whether to permit such deferment of payment in the manner requested by the Executive. Should a deferred payment schedule not be accepted, then payment shall be made in accordance with the provisions of paragraph 7 of this Agreement. Any deferred payment schedule accepted by the Committee shall be binding on the Executive and may not thereafter be revoked. However, when circumstances are deemed justifiable by the Committee, it may, upon agreement with the Executive or the Executive's estate, make payment of the account other than in strict compliance with the deferred payment schedule.

     9. Upon the occurrence of an acceleration date (as defined in the Plan), all outstanding vested units (including Restricted Units whose restrictions have lapsed as a result of the occurrence of such acceleration date and vested units where payment was previously deferred) shall be converted into cash as soon as practicable but in no event later than 90 days after such acceleration date in an amount equal to the total number of vested units credited to the Executive's account multiplied by the "Multiplication Factor" (as defined in the Plan). All vested units and credited Dividend Equivalents (other than vested units and credited Dividend Equivalents where payment was previously deferred and no election was made for a lump sum payment) shall be payable in cash as soon as practicable but in no event later than 90 days after such acceleration date.

     10. The Corporation shall have the right, prior to the crediting or payment of any Dividend Equivalent, the issuance or delivery of any shares of Common Stock or the payment of cash in lieu of shares hereunder, to withhold or require payment by the Executive of any amounts necessary to satisfy applicable tax requirements.

     11. This Agreement is subject to the provisions of the Plan as it may be amended from time to time, and any rules and regulations which may be prescribed thereunder by the Committee, provided that, unless otherwise required by law, no amendment may, without the consent of the Executive, adversely affect the rights of the Executive under this Agreement. A copy of the Plan, as in effect on the date hereof, and the prospectus, dated December 20, 1993, have been delivered to the Executive, receipt of which is hereby acknowledged by the Executive.

     12. The Corporation and the Executive agree that the validity, performance, interpretation and other incidents of this Agreement shall be governed by the law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its Chairman of the Management Development and Compensation Committee, and the
Executive has duly executed this Agreement, all as of the day and year first above written.

                              AlliedSignal Inc.





/s/ L.A. Bossidy              By:  /s/ Delbert C. Staley
- -------------------           --------------------------
Lawrence A. Bossidy           Delbert C. Staley
                              Director and Chairman,
                              Management Development
                              and Compensation
                              Committee

              APPENDIX C TO EMPLOYMENT AGREEMENT OF
                       LAWRENCE A. BOSSIDY

                1993 Stock Plan for Employees of
              AlliedSignal Inc. and its Affiliates

                    RESTRICTED UNIT AGREEMENT



      RESTRICTED UNIT AGREEMENT made in Morris Township, New
Jersey as of the 6th day of May 1994 between AlliedSignal
Inc., a Delaware corporation (the "Corporation") and
Lawrence A. Bossidy, a regular full-time employee of the Corporation (the "Executive").

     1. The Corporation hereby awards to the Executive 50,000 Restricted Units under the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates (the "Plan"), subject to the provisions of this Agreement. The award shall be effective as of May 6, 1994. The Executive hereby accepts the award and agrees to be bound by the terms and conditions of this Agreement with respect thereto.

     2. The Corporation shall establish and maintain a Restricted Unit account for and on behalf of the Executive and shall record in such account the number of Restricted
Units awarded to the Executive.  The Executive's Restricted
Unit account shall be credited currently with an amount equal to the cash dividends paid by the Corporation upon one share of its common stock (the "Common Stock") for each Restricted Unit then credited to the Executive's account
("Dividend Equivalents"). Dividend Equivalents credited to the Executive's account shall be subject to the same restrictions applicable to the Restricted Units and bear interest at a rate and subject to such terms as determined by the Management Development and Compensation Committee
(the "Committee"). No shares of Common Stock shall be issued to the Executive at the time the award is made, and the Executive shall not be, nor have any of the rights or privileges of, a shareowner of the Corporation with respect to any Restricted Units recorded in the account.

     3. Unless otherwise provided by law, the Executive shall not have a disposable interest in the Restricted Unit account, and any attempted disposition of the account by the Executive, whether by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary, or involuntary, or by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), shall be null and void and have no effect.

     4. The Executive shall not have any interest in any fund or specific asset of the Corporation by reason of this award or the Restricted Unit account established for the Executive.

     5. Any provision of the Plan to the contrary notwithstanding, the restrictions applicable to the Restricted Unit account shall lapse solely on April 1st of the first calendar year immediately following the occurrence of a Qualifying Event. For purposes of this Agreement "Qualifying Event" shall mean a series of four consecutive calendar years beginning after 1993, as to each of which the Corporation has reported an annual rate of growth in Consolidated Earnings Per Share equal to or greater than 15% over the prior year's Consolidated Earnings Per Share. For purposes of this Agreement "Consolidated Earnings Per Share" for a calendar year shall mean consolidated net income for that year as shown on the consolidated statement of income for the Corporation, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment(other than provisions for operating losses or income during the phase-out period), unusual or infrequently occurring events and transactions and the cumulative effects of changes in accounting principles, all as determined in accordance with generally accepted accounting principles; divided by the weighted average number of outstanding shares of Common Stock for the calendar year. Nothing in this Agreement shall limit the discretion of the Committee to shorten or terminate the period during which restrictions shall be applicable to the Restricted Unit account or to waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Unit account.

  6. If the Executive does not remain a regular full-time employee of the Corporation, any of its subsidiaries or any parent or any combination thereof until the lapse or termination of the restrictions applicable to the Restricted Unit account, the Restricted Unit account shall be forfeited and all rights of the Executive thereto shall terminate. Nothing in this Agreement or the Plan shall confer upon the Executive any right to continue in the employ of the Corporation, any of its subsidiaries or any parent or interfere in any way with the right of the Corporation, any such subsidiary or parent to terminate such employment at any time.

     7. Unless the Executive has made an election to the contrary as provided in paragraph 8, the Corporation shall, as soon as practicable following the lapse or termination of restrictions applicable to any portion of the Restricted Units, deliver to the Executive or the Executive's beneficiary or estate, as the case may be, one share of Common Stock for each Restricted Unit with respect to which the restrictions have lapsed ("vested unit") and cash equal to any Dividend Equivalents credited to the Executive's account with respect to each such vested unit and the interest thereon; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock
for the vested units.   If a cash payment is made in lieu of
delivering Common Stock, the amount of such cash payment shall be equal to the mean between the highest and lowest sales prices of the Common Stock as reported on the New York Stock Exchange Composite Tape for the date on which payment is made, or if there are no sales on such date, on the next preceding day on which there were sales.

     8. If the Executive desires that payment of vested units (and any Dividend Equivalents credited to the Executive's account with respect to such vested units and the interest thereon) be made at a date later than that provided in paragraph 7 of this Agreement, the Executive shall, prior to the date on which the restrictions applicable to such units lapse or terminate, make a request in writing to the Committee to have such payment deferred. The Executive shall submit a suggested payment schedule with the request for deferment. The Committee may, in its sole discretion, determine whether to permit such deferment of payment in the manner requested by the Executive. Should a deferred payment schedule not be accepted, then payment shall be made in accordance with the provisions of paragraph 7 of this Agreement. Any deferred payment schedule accepted by the Committee shall be binding on the Executive and may not thereafter be revoked. However, when circumstances are deemed justifiable by the Committee, it may, upon agreement with the Executive or the Executive's estate, make payment of the account other than in strict compliance with the deferred payment schedule.

     9. Upon the occurrence of an acceleration date (as defined in the Plan), all outstanding vested units (including vested units where payment was previously deferred) shall be converted into cash as soon as practicable but in no event later than 90 days after such acceleration date in an amount equal to the total number of vested units credited to the Executive's account multiplied by the "Multiplication Factor" (as defined in the Plan).
All vested units and credited Dividend Equivalents (other than vested units and credited Dividend Equivalents where payment was previously deferred and no election was made for a lump sum payment) shall be payable in cash as soon as practicable but in no event later than 90 days after such acceleration date.

     10. The Corporation shall have the right, prior to the crediting or payment of any Dividend Equivalent, the issuance or delivery of any shares of Common Stock or the payment of cash in lieu of shares hereunder, to withhold or require payment by the Executive of any amounts necessary to satisfy applicable tax requirements.

     11. Except as otherwise provided herein, this Agreement is subject to the provisions of the Plan as it may be amended from time to time, and any rules and regulations which may be prescribed thereunder by the Committee, provided that, unless otherwise required by law, no amendment may, without the consent of the Executive, adversely affect the rights of the Executive under this Agreement. A copy of the Plan, as in effect on the date hereof, and the prospectus, dated December 20, 1993, have been delivered to the Executive, receipt of which is hereby acknowledged by the Executive.

     12. The Corporation and the Executive agree that the validity, performance, interpretation and other incidents of this Agreement shall be governed by the law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its Chairman of the Management Development and Compensation Committee, and the
Executive has duly executed this Agreement, all as of the day and year first above written.



                              AlliedSignal Inc.

/s/ L.A. Bossidy              By:  /s/ Delbert C. Staley
- -------------------           --------------------------
Lawrence A. Bossidy           Delbert C. Staley
                              Director and
                              Chairman, Management
                              Development and
                              Compensation Committee

              APPENDIX D TO EMPLOYMENT AGREEMENT OF
                       LAWRENCE A. BOSSIDY

                1993 Stock Plan for Employees of
              AlliedSignal Inc. and its Affiliates


                    RESTRICTED UNIT AGREEMENT



      RESTRICTED UNIT AGREEMENT made in Morris Township,
New Jersey as of the 6th day of May 1994 between AlliedSignal
Inc., a Delaware corporation (the "Corporation") and
Lawrence A. Bossidy, a regular full-time employee of the Corporation (the "Executive").

     1. The Corporation hereby awards to the Executive 75,000 Restricted Units under the 1993 Stock Plan for Employees of AlliedSignal Inc. and its Affiliates (the "Plan"), subject to the provisions of this Agreement. The award shall be effective as of May 6, 1994. The Executive hereby accepts the award and agrees to be bound by the terms and conditions of this Agreement with respect thereto.

     2. The Corporation shall establish and maintain a Restricted Unit account for and on behalf of the Executive and shall record in such account the number of Restricted Units awarded to the Executive. The Executive's Restricted Unit account shall be credited currently with an amount equal to the cash dividends paid by the Corporation upon one share of its common stock (the "Common Stock") for each Restricted Unit then credited to the Executive's account ("Dividend Equivalents"). Dividend Equivalents credited to the Executive's account shall be subject to the same restrictions applicable to the Restricted Units and bear interest at a rate and subject to such terms as determined by the Management Development and Compensation Committee (the "Committee"). No shares of Common Stock shall be issued to the Executive at the time the award is made, and the Executive shall not be, nor have any of the rights or privileges of, a shareowner of the Corporation with respect to any Restricted Units recorded in the account.

     3. Unless otherwise provided by law, the Executive shall not have a disposable interest in the Restricted Unit account, and any attempted disposition of the account by the Executive, whether by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary, or involuntary, or by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), shall be null and void and have no effect.

     4. The Executive shall not have any interest in any fund or specific asset of the Corporation by reason of this award or the Restricted Unit account established for the Executive.

     5. Any provision of the Plan to the contrary notwithstanding, the restrictions applicable to the Restricted Unit account shall lapse solely on April 1st of the first calendar year immediately following the occurrence of a Qualifying Event. For purposes of this Agreement, "Qualifying Event" shall mean a series of five consecutive calendar years beginning after 1993, as to each of which the Corporation has reported an annual rate of growth in Consolidated Earnings Per Share equal to or greater than 15% over the prior year's Consolidated Earnings Per Share. For purposes of this Agreement, "Consolidated Earnings Per Share" for a calendar year shall mean consolidated net income for that year as shown on the consolidated statement of income for the Corporation, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment(other than provisions for operating losses or income during the phase-out period), unusual or infrequently occurring events and transactions and the cumulative effects of changes in accounting principles, all as determined in accordance with generally accepted accounting principles; divided by the weighted average number of outstanding shares of Common Stock for the calendar year. Nothing in this Agreement shall limit the discretion of the Committee to shorten or terminate the period during which restrictions shall be applicable to the Restricted Unit account or to waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Unit account.

     6. If the Executive does not remain a regular full-time employee of the Corporation, any of its subsidiaries or any parent or any combination thereof until the lapse or termination of the restrictions applicable to the Restricted Unit account, the Restricted Unit account shall be forfeited and all rights of the Executive thereto shall terminate. Nothing in this Agreement or the Plan shall confer upon the Executive any right to continue in the employ of the Corporation, any of its subsidiaries or any parent or interfere in any way with the right of the Corporation, any such subsidiary or parent to terminate such employment at any time.

     7. Unless the Executive has made an election to the contrary as provided in paragraph 8, the Corporation shall, as soon as practicable following the lapse or termination of restrictions applicable to any portion of the Restricted Units, deliver to the Executive or the Executive's beneficiary or estate, as the case may be, one share of Common Stock for each Restricted Unit with respect to which the restrictions have lapsed ("vested unit") and cash equal to any Dividend Equivalents credited to the Executive's account with respect to each such vested unit and the interest thereon; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for the vested units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment shall be equal to the mean between the highest and lowest sales prices of the Common Stock as reported on the New York Stock Exchange Composite Tape for the date on which payment is made, or if there are no sales on such date, on the next preceding day on which there were sales.

     8. If the Executive desires that payment of vested units (and any Dividend Equivalents credited to the Executive's account with respect to such vested units and the interest thereon) be made at a date later than that provided in paragraph 7 of this Agreement, the Executive shall, prior to the date on which the restrictions applicable to such units lapse or terminate, make a request in writing to the Committee to have such payment deferred. The Executive shall submit a suggested payment schedule with the request for deferment. The Committee may, in its sole discretion, determine whether to permit such deferment of payment in the manner requested by the Executive. Should a deferred payment schedule not be accepted, then payment shall be made in accordance with the provisions of paragraph 7 of this Agreement. Any deferred payment schedule accepted by the Committee shall be binding on the Executive and may not thereafter be revoked. However, when circumstances are deemed justifiable by the Committee, it may, upon agreement with the Executive or the Executive's estate, make payment of the account other than in strict compliance with the deferred payment schedule.

     9. Upon the occurrence of an acceleration date (as defined in the Plan), all outstanding vested units (including vested units where payment was previously deferred) shall be converted into cash as soon as practicable but in no event later than 90 days after such acceleration date in an amount equal to the total number of vested units credited to the Executive's account multiplied by the "Multiplication Factor" (as defined in the Plan).
All vested units and credited Dividend Equivalents (other than vested units and credited Dividend Equivalents where payment was previously deferred and no election was made for a lump sum payment) shall be payable in cash as soon as practicable but in no event later than 90 days after such acceleration date.

     10. The Corporation shall have the right, prior to the crediting or payment of any Dividend Equivalent, the issuance or delivery of any shares of Common Stock or the payment of cash in lieu of shares hereunder, to withhold or require payment by the Executive of any amounts necessary to satisfy applicable tax requirements.

     11. Except as otherwise provided herein, this Agreement is subject to the provisions of the Plan as it may be amended from time to time, and any rules and regulations which may be prescribed thereunder by the Committee, provided that, unless otherwise required by law, no amendment may, without the consent of the Executive, adversely affect the rights of the Executive under this Agreement. A copy of the Plan, as in effect on the date hereof, and the prospectus, dated December 20, 1993, have been delivered to the Executive, receipt of which is hereby acknowledged by the Executive.

     12. The Corporation and the Executive agree that the validity, performance, interpretation and other incidents of this Agreement shall be governed by the law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by its Chairman of the Management Development and Compensation Committee, and the
Executive has duly executed this Agreement, all as of the day and year first above written.


                                   AlliedSignal Inc.





/s/ L.A. Bossidy                   By:  /s/ Delbert C. Staley
- -------------------                --------------------------
Lawrence A. Bossidy                Delbert C. Staley
                                   Director and
                                   Chairman, Management
                                   Development and
                                   Compensation Committee

                 APPENDIX E TO EMPLOYMENT AGREEMENT OF
                         LAWRENCE A. BOSSIDY



Life Insurance
- ---- ---------

Corporation Insurance Plans
- ----------- --------- -----

Salaried Employees Life Insurance Plan
Non-contributory--Two times base salary           $4,000,000(a)


Supplemental Life Insurance--
     Four times base salary                       $8,000,000(a)

Group Universal Life
     Up to five times base salary
     (as previously elected by Executive)

Split-Dollar Policies

Metropolitan Life Insurance
Company Flexible-Premium
Adjustable Life Policies(b)

          #883215036U
          #883215037U
          #917590655U

Northwestern Mutual
Life Insurance Policies(c)

          #7589713
          #7945757
          #8357499
          #8441286
          #8746278
          #9369664

          (a):  Assumes a base annual salary of $2,000,000.
Insurance to increase as salary increases, except that in the case of the Supplemental Life Insurance the coverage increases as salary increases only until Executive attains age 60.

          (b): Policies are currently owned by Executive's Insurance Trust (the "Trust") and are subject to the terms of the Insurance Agreement entered into with the Corporation on July 26, 1991 and related Collateral Assignments of the same date.

          (c):  Policies are owned by Executive and are
subject to the terms of the Insurance Agreement entered into with the Corporation on July 26, 1991 and the related
Collateral Assignment of the same date.

            APPENDIX F TO EMPLOYMENT AGREEMENT OF
                     LAWRENCE A. BOSSIDY





Long Term Disability Benefits
- ---- ---- ---------- --------

After six months of salary continuation, Executive shall be paid a monthly benefit equal to $166,666* for the first five years of his disability and $83,333* for the next five years of his disability; provided, however, that no benefits will be paid after the date the Executive attains age 65. These benefits will be reduced by any benefits paid to Executive pursuant to the Executive Benefit Program, the Voluntary Employees' Beneficiary Association Long-Term Disability Income Plan or any other longterm disability program sponsored by the Corporation.





     * These amounts assume a base annual salary of $2,000,000. If base annual salary is increased, these amounts will increase proportionally.